Subsequent Event	12 Months Ended
Jun. 30, 2023
Subsequent Event [Abstract]
SUBSEQUENT EVENT

18. SUBSEQUENT EVENT

Registered Direct Offering

On July 14, 2023, the Company entered into certain securities purchase agreement with certain non-affiliated institutional investors pursuant to which the Company agreed to sell 200,000,000 of its Class A ordinary shares in a registered direct offering for gross proceeds of approximately $50 million. The purchase price for each Ordinary Share is $0.25. The Company currently intends to use the net proceeds from the Offering for working capital and general corporate purposes. The Offering closed on July 21, 2023.

Change of Executives

On August 1, 2023, Ms. Diyu Jiang notified the Company of her resignation as the chief financial officer of the Company and as the chairwoman of the Nominating and Corporate Governance Committee of the Board, effective August 1, 2023. Ms. Jiang has advised that her resignation was due to personal reasons and not a result of any disagreement with the Company on any matter related to the operations, policies, or practices of the Company. Ms. Jiang will remain as an independent director of the board of directors of the Company.

To fill in the vacancy created by the resignation of Ms. Jiang as the CFO of the Company, on August 1, 2023, the Nominating Committee of the Board recommended, and the Board appointed, Ms. Lingyun Li to serve as the new CFO of the Company, effective August 1, 2023.

Change of Directors

Resignation of Ms. Yi and Appointment of Ms. Jiang

On August 1, 2023, Ms. Jing Yi (“Ms. Yi”) notified the Company of her resignation as an independent director, the chairwoman of the audit committee (the “Audit Committee”), and a member of the Nominating Committee and the compensation committee (the “Compensation Committee”), effective August 1, 2023. Ms. Yi has advised that her resignation was due to personal reasons and not a result of any disagreement with the Company on any matter related to the operations, policies, or practices of the Company.

To fill in the vacancy created by the resignation of Ms. Yi, on August 1, 2023, the Nominating Committee recommended, and the Board appointed, Ms. Jiang to serve as an independent director of the Company, effective August 1, 2023. Ms. Jiang will also serve as the chairwoman of the Audit Committee, and the member of the Nominating Committee and the Compensation Committee.

Resignation of Mr. Song and Appointment of Mr. Liao

On August 1, 2023, Mr. Yunfei Song notified the Company of his resignation as a director of the Company, effective August 1, 2023. Mr. Song has also advised that his resignation was due to personal reasons and not a result of any disagreement with the Company on any matter related to the operations, policies, or practices of the Company.

To fill in the vacancy created by the resignation of Mr. Song as an independent director of the Company, on August 1, 2023, the Nominating Committee of the Board of the Company recommended, and the Board appointed, Mr. Zhihua Liao to serve as an independent director of the Company, effective August 1, 2023. Mr. Liao will also serve as the chairman of the Nominating Committee, and a member of the Audit Committee and Compensation Committee

Appointment of Bit Brother NY’s CEO

To fill in the vacancy created by the resignation of Mr. Ralph Leslie Jones as the chief executive officer of Bit Brother New York Inc., a wholly owned subsidiary of the Company on May 26, 2023, the Nominating Committee of the Board of the Company recommended, and the Board appointed, Ms. Li to serve as the chief executive officer of Bit Brother NY, effective August 1, 2023.

Company Dissolved

Qinddao BitBrother International Trading Co., Ltd. was established on December 7, 2022. Its main business is general trading. It dissolved in July 2023 and canceled its registration with the SAMR on July 25, 2023.